UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 8, 2006


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                       1-07094                  13-2711135
          --------                       -------                  ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
       ------------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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

Item 8.01. Other Events

     We expect to file an automatic shelf registration statement on Form S-3 to register securities during June 2006. In connection with the expected filing, we have reclassified the operations of certain properties we have sold that occurred subsequent to December 31, 2005 into discontinued operations within our consolidated financial statements and notes to consolidated financial statements that were previously filed in our 2005 Annual Report on Form 10-K.

     Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, requires us to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. SFAS No. 144 further requires us to reclassify results of operations from a property disposed of or held for sale as income from discontinued operations during all reported periods. The purpose of this Current Report on Form 8-K is to set forth audited consolidated financial statements of EastGroup Properties, Inc. for the years ended December 31, 2005, 2004 and 2003, including revised notes thereto, which reflect the impact of reclassifying results of operations from properties sold subsequent to December 31, 2005 in accordance with SFAS No. 144.

     During the three-month period ended March 31, 2006, we sold three properties owned by us and not classified as assets held for sale as of December 31, 2005. The results of operations from such properties have been reclassified as income from discontinued operations for the years ended December 31, 2005, 2004 and 2003 in the accompanying consolidated financial statements and notes to consolidated financial statements. There is no effect on the previously reported net income available to common stockholders.

     Management does not believe that this reclassification in accordance with SFAS No. 144 has a material effect on our selected consolidated financial data or management's discussion and analysis of financial condition and results of operations for the years ended December 31, 2005, 2004 and 2003 as previously reported in our 2005 Annual Report on Form 10-K. We are not revising Management's Discussion and Analysis included in our 2005 Annual Report on Form 10-K given the insignificance of the reclassified amounts.


Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

          23   Consent of KPMG LLP

          99.1 Report of Independent Registered Public Accounting Firm

          99.2 Consolidated Financial Statements and Notes to Consolidated Financial Statements - Years Ended December 31, 2005, 2004 and 2003



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 8, 2006

                                    EASTGROUP PROPERTIES, INC.


                                    By: /s/ BRUCE CORKERN
                                        ----------------------
                                        Bruce Corkern
                                        Chief Accounting Officer,
                                        Senior Vice President and Controller



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